                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven Gillis and Michelle Burris, jointly and severally, his or her attorneys-in-fact and agents, each with the power of substitution and resubstitution, for him or her and in his or her name, place or stead, in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file such amendments, together with exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he or she might or could do in person, and ratifying and confirming all that the attorney-in-facts and agents, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


               Signature                                    Title                               Date
               ---------                                    -----                               ----

/s/ Steven Gillis                        President, Chief Executive Officer and           January 30, 1998
------------------------------------       Director (Principal Executive Officer)
Steven Gillis

/s/ Michelle Burris                      Chief Financial Officer                          January 30, 1998
------------------------------------       (Principal Financial and Accounting
Michelle Burris                            Officer)


/s/ Mark McDade                          Executive Vice President, Chief Operating        January 30, 1998
------------------------------------       Officer and Director
Mark McDade

/s/ Joseph S. Lacob                      Chairman of the Board of Directors               January 30, 1998
------------------------------------
Joseph S. Lacob

/s/ Arnold L. Oronsky                    Director                                         January 30, 1998
------------------------------------
Arnold L. Oronsky

/s/ Andrew E. Senyei                     Director                                         January 30, 1998
------------------------------------
Andrew E. Senyei